united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22440

Alternative Strategies Fund

(Exact name of registrant as specified in charter)

2132 Deep Water Lane, Suite 232 Naperville, IL 60565

(Address of principal executive offices) (Zip code)

Eric Kane, Ultimus Fund Solutions, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

Item 1. Reports to Stockholders.

Symbols: LTAFX, LTCFX, LTIFX

www.LTAFX.com

Annual Report

June 30, 2022

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. You may find the prospectus documents for free by calling toll-free (+1-877-803-6583) or visiting www.LTAFX.com.

Distributed by Ladenburg Thalmann & Co. Inc.

Dear Alternative Strategies Fund Shareholders,

We want to thank you for your investment in the Alternative Strategies Fund (the “Fund”). We appreciate the trust you have placed in SCG Asset Management and this unique investment. We have now completed two full quarters as the investment manager for the Fund and continue the process of transitioning to the Fund’s new structured note investment strategy. We seek to take advantage of volatility in the equity markets by constructing a diversified portfolio of laddered, short-term, structured notes that can generate attractive coupon yields when the underlying reference asset trades within a predetermined price range. The Fund will no longer focus on providing income to shareholders through master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and business development companies (“BDCs”). This letter addresses the Fund’s fiscal year ended June 30, 2022.

As of June 30, 2022, the Fund’s portfolio consisted of approximately 60% structured notes, 28% non-listed REITs and private investments that are legacy investments from the predecessor investment advisor’s strategy, and 12% cash. The Fund held thirty structured notes as of June 30, 2022. Although a significant portion of the carryover portfolio from the predecessor investment advisor has already been liquidated, we are expecting most of the remaining non-listed REITs to make progress towards liquidity events soon. There are currently six remaining legacy holdings. We anticipate five of these holdings will fully liquidate within the next 12 months, while it will likely be a bit longer for the remaining holding to liquidate.

During the fiscal year ended June 30, 2022, the performance of the Fund’s Class A, Class C and Class I shares was -16.43%, -16.89% and -16.27%, respectively. The performance of the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Total Return Index returns for this same time period was -10.29% and -10.62%, respectively. While the fiscal year Fund performance shows a loss, it should be noted that this is partly attributable to unrealized losses from marking the portfolio to market. The structured notes, while marked-to-market daily, only realize losses at maturity if the price of the underlying referenced equity is below the barrier. Otherwise, each note will payoff 100% of principal, plus interest, at maturity.

Since becoming the Fund’s investment advisor in December of 2021, the Fund has received interest payments from the structured note portfolio totaling approximately $689,000. As of June 30, 2022, the Fund’s portfolio consisted of thirty Pheonix Autocallable Notes. Three of the structured notes did not make coupon payments on their observation dates as a result of the price of the underlying stock being below the barrier threshold on the observation day. If the prices of the underlying stock on these three notes are above the barrier threshold on their next observation dates, the coupon payments will be made, not only for the current coupon payment period, but also for the previously missed coupon payment(s). Three structured notes were called during the second quarter as a result of each note’s underlying stock price exceeding the issue price on the note’s observation date. For each of these notes, the Fund received the full principal amount plus the interest for the period. There were no notes that matured during the year. During the fiscal year ended June 30, 2022, the Fund received approximately $872,000 in dividend payments from our legacy positions.

As of the date of this shareholder letter, there has been one note that has matured for the fiscal year ended June 30, 2023. As the underlying stock of this note was trading below the barrier threshold on the note’s maturity date, the principal amount for this particular note, returned to the Fund was reduced by approximately 56.77%, the percentage that the underlying stock price had decreased below its issue price. This Note only represented about 2.5% of the whole portfolio. The ultimate hedge against a specific Note losing money at maturity is diversification of Notes. Hence, today each of our Notes represents only about 2.5% of the Portfolio. The current portfolio has a weighted average coupon of approximately 24%.

Stock markets across the world have experienced significant declines during the past fiscal year. The S&P 500 Total Return, Dow Jones Industrial Average and NASDAQ are all down for the year. There has been a multitude of factors effecting the stock markets, from record high inflation to the Russian invasion of Ukraine. With stock prices dropping and volatility high, this is an exciting time for the Fund. The Fund takes advantage of high volatility and lower stock prices, which has the potential, but no guarantee, to provide higher returns for our shareholders. By purchasing notes linked to equities that have fallen significantly in the past few months, it allows for an added layer of protection on top of the 40-60% barrier protection we have for each note. High volatility usually translates into higher coupons for newly purchased Notes.

It is important to understand that while the Fund is down 16.43% for the fiscal year ended June 30, 2022, the Fund only realizes losses upon the maturity of each note. While a note’s underlying stock price may be below its maturity barrier throughout its term, no loss is realized provided the value of the underlying stock exceeds the barrier price upon the note’s maturity. In this instance, the Fund would receive all of the coupon payment(s) it had previously missed as well as 100% of the note’s principal.

The Fund’s current annual distribution rate is 8.0%. Overall, we believe the Fund presents an attractive investment opportunity to yield-seeking investors.

Sincerely,

SCG Asset Management LLC

Dividends and distributions are not guaranteed. The annual distribution for the fiscal year ended June 30, 2022 is 8.0% and, for Class A shareholders, is based on the $.4189 total fiscal year distribution per share divided by the $5.21 June 15, 2022 Net Asset Value (NAV). Distribution Rates will vary. Distribution amount includes net investment income, capital gains and return of capital. Distribution amount is not indicative of fund performance. The distribution yield is calculated by taking the total distributions for the year and dividing by the NAV on the final dividend payable date for that year.

The Fund does not constitute a balanced investment program and does not guarantee it will meet its investment objective. An investment in the Fund is subject to a number of risks. Please refer to the Fund’s prospectus for discussion on potential risk and other information regarding your investment in the Fund. Shares of mutual funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount you invested.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indexes and other financial benchmarks are provided for illustrative purposes only. The volatility of any index is materially different from the model portfolio or Fund. Particularly, an index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index and fund performance do not reflect the deduction of any fees or expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark. The performance data quoted here is historical in nature. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares or sales charges. The Fund’s total gross annual operating expense, including underlying funds, is 3.44%, 4.20% and 3.21% before fee waivers, per the Fund’s December 10, 2021 prospectus, for Class A, Class C and Class I, respectively. After fee waivers, the Fund’s total annual operating expenses are 3.10%, 3.75% and 2.85% for Class A, Class C and Class I, respectively. Shares of Class A are subject to a maximum sales charge imposed on purchases of 4.25%.

Performance prior to December 17, 2021 is that of the Fund’s previous investment adviser who utilized different investment strategies than the Fund’s current investment adviser.

SCG Asset Management LLC is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”). For a free copy of the prospectus and other information, please call 833-860-1407 or visit www.ltafx.com.

Alternative Strategies Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2022

The Fund’s Performance Figures for the Periods Ending June 30, 2022 Compared to Its Benchmarks

		Average	Average	Average
		Annual Return	Annual Return	Annual Return
	One Year (a)	Five Years (a)	Ten Years (a)	Since Inception (a)
Alternative Strategies Fund:
Class A, without Sales Load *	(16.43)%	(1.07)%	0.41%	1.13%
Class A, with Sales Load **	(19.94)%	(1.92)%	(0.02)%	0.76%
Class C ***	(16.89)%	(1.74)%	N/A	(1.79)%
Class I ****	(16.27)%	N/A	N/A	(1.21)%
Barclays U.S. Aggregate Bond Index	(10.29)%	0.88%	1.54%	2.04%
S&P 500 Total Return Index	(10.62)%	11.31%	12.96%	12.90%

*	Class A commenced operations on September 28, 2010.

**	Adjusted for initial maximum sales charge of 4.25%. Prior to October 1, 2017, sales charge was 6.00%.

***	Class C commenced operations on January 21, 2015.

****	Class I commenced operations on July 17, 2017.

(a)	Total returns are calculated based on traded NAVs.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS. The Barclays U.S. Aggregate Bond Index rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted here is historical in nature. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is 3.44%, 4.20% and 3.21% before fee waivers, per the Fund’s December 10, 2021 prospectus, for Class A, Class C and Class I, respectively. After fee waivers, the Fund’s total annual operating expenses, excluding acquired fund fees and expenses, are 3.00%, 3.65% and 2.75% for Class A, Class C and Class I, respectively. Shares of Class A are subject to a maximum sales charge imposed on purchases of 4.25%. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. Performance prior to December 17, 2021 is that of the Fund’s previous investment adviser who utilized different investment strategies than the Fund’s current investment adviser. For performance information current to the most recent month-end, please call 1-877-803-6583.

Portfolio Analysis as of June 30, 2022 (Unaudited)
Sector	Percent of Net Assets
Structured Notes	60.5%
Real Estate Investment Trusts	20.2%
Short-Term Investment	12.3%
Private Investments	7.8%
Liabilities in Excess of Other Assets	(0.8)%
Total	100.0%

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS
June 30, 2022

Shares					Fair Value
	PRIVATE INVESTMENTS — 7.8%
	BUSINESS DEVELOPMENT COMPANY – 4.2%
97,064	MSC Income Fund, Inc. (a)(c)				$735,748

	PRIVATE INVESTMENT FUNDS - 3.6%
10,752	Walton Sherwood Acres(a)(c)(d)(g)				52,792
19,855	Walton US LAND 2 LP (a)(c)(d)(g)				171,746
37,655	Walton US Land Fund 3 LP(a)(c)(d)(g)				266,221
10,752	Walton US Land Fund REIT(a)(c)(d)(g)				151,818
					642,577
	TOTAL PRIVATE INVESTMENTS (Cost - $1,603,158)				1,378,325

	REAL ESTATE INVESTMENT TRUSTS - 20.2%
	NON-LISTED REAL ESTATE INVESTMENT TRUSTS - 20.2%
106,383	American Healthcare REIT(a)(c)				867,473
103,002	Griffin Realty Trust, Inc. (a)(c)				764,275
170,164	HGR Liquidating Trust (a)(c)				6,807
125,573	SmartShop Self Storage REIT, Inc. (a)(c)(d)				1,929,319
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost - $2,188,106)				3,567,874

Principal
Amount ($)		Reference Assets	Coupon Rate (%)	Maturity Date
	STRUCTURED NOTES - 60.5%
	APPLICATION SOFTWARE - 5.1%
500,000	HSBC USA, Inc. Callable Structured Note (b)(e)	Asana, Inc.	25.65	1/10/2023	159,300
500,000	JPMorgan Chase Financial Company, LLC Callable Structured Note (b)(e)	Shopify, Inc.	24.00	6/12/2023	357,350
500,000	Morgan Stanley Finance, LLC Callable Structured Note (b)(e)	Snowflake, Inc.	22.50	5/26/2023	382,600
					899,250
	APPAREL & FOOTWEAR WHOLESELLERS - 2.3%
500,000	Societe Generale S.A. Callable Structured Note (b)(e)	Crocs, Inc.	22.00	3/15/2023	403,350

	AUTOMOBILES - 5.2%
500,000	Canadian Imperial Bank of Commerce Callable Structured Note (b)(e)	Tesla, Inc.	25.68	8/31/2023	482,067
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Xpeng, Inc.	19.75	10/25/2022	437,850
					919,917
	AUTOMOTIVE RETAILERS - 0.7%
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Carvana Co.	30.75	4/26/2023	116,950

	BIOTECH - 2.6%
500,000	Toronto-Dominion Bank (The) Callable Structured Note (b)(e)	Moderna, Inc.	23.37	6/26/2023	457,700

	EDUCATIONAL SERVICES - 2.1%
500,000	JPMorgan Chase Financial Company, LLC Callable Structured Note (b)(e)	XP, Inc.	21.80	7/10/2023	374,200

	FOOD & DRUG STORES - 0.6%
500,000	JPMorgan Chase Financial Company, LLC Callable Structured Note (b)(e)	GoodRx Holdings, Inc.	18.00	2/16/2023	114,400

	HOME PRODUCTS STORES - 2.0%
500,000	Toronto-Dominion Bank (The) Callable Structured Note (b)(e)	RH	23.20	3/24/2023	356,850

	INFRASTRUCTURE SOFTWARE - 7.3%
750,000	BNP Paribas S.A. Callable Structured Note (b)(e)	StoneCo. Ltd.	32.80	10/11/2022	551,849
500,000	Royal Bank of Canada Callable Structured Note (b)(e)	CrowdStrike Holdings, Inc.	17.00	3/28/2023	429,350
500,000	Societe Generale S.A. Callable Structured Note (b)(e)	Ambarella, Inc.	21.50	2/6/2023	302,200
					1,283,399
	INSTITUTIONAL BROKERAGE - 1.6%
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Coinbase Global, Inc.	28.75	11/9/2023	283,450

	INTERNET MEDIA & SERVICES - 8.3%
500,000	Credit Suisse A.G. Callable Structured Note (b)(e)	JOYY, Inc.	25.00	11/3/2023	468,450
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Airbnb, Inc.	20.75	6/21/2023	400,550
500,000	JPMorgan Chase Financial Company, LLC Callable Structured Note (b)(e)	DoorDash, Inc.	28.50	3/3/2023	382,700
500,000	Morgan Stanley Finance, LLC Callable Structured Note (b)(e)	Lyft, Inc.	18.25	2/28/2023	214,550
					1,466,250
	MORTGAGE FINANCE - 2.4%
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Rocket Companies, Inc.	22.00	3/20/2023	421,550

	NON-ALCOHOLIC BEVERAGES - 3.0%
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Celsius Holdings, Inc.	26.75	10/12/2022	523,450

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2022

Principal
Amount ($)		Reference Assets	Coupon Rate (%)	Maturity Date	Fair Value
	STRUCTURED NOTES - 60.5% (Continued)
	ONLINE MARKETPLACE - 7.1%
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Chewy, Inc.	20.45	11/28/2022	$454,150
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Overstock.com, Inc.	26.10	1/18/2023	297,750
500,000	JPMorgan Chase Financial Company, LLC Callable Structured Note (b)(e)	Apple, Inc./Amazon.com, Inc.	19.00	12/19/2023	498,650
					1,250,550
	PACKAGED FOOD - 0.9%
500,000	UBS A.G. Callable Structured Note (b)(e)	Beyond Meat, Inc.	21.50	7/18/2022	164,550

	RENEWABLE ENERGY EQUIPMENT- 1.9%
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Plug Power, Inc.	28.50	4/10/2023	344,650

	SPECIALTY ONLINE RETAILERS - 2.1%
500,000	Credit Suisse A.G. Callable Structured Note (b)(e)	Revolve Group, Inc.	25.00	4/28/2023	379,350

	SPORTING GOODS - 1.0%
500,000	UBS A.G. Callable Structured Note (b)(e)	Peloton Interactive, Inc.	27.75	4/17/2023	167,700

	STEEL PRODUCERS - 2.4%
500,000	Citigroup Global Markets Holdings, Inc. Callable Structured Note (b)(e)	Cleveland-Cliffs, Inc.	19.70	12/5/2023	417,100

	TRAVEL SERVICES - 1.9%
500,000	GS Finance Corporation Callable Structured Note (b)(e)	Virgin Galactic Holdings, Inc.	38.25	4/11/2023	331,050

	TOTAL STRUCTURED NOTES (Cost $15,250,000)				10,675,666

Shares
	SHORT-TERM INVESTMENT - 12.3%
	MONEY MARKET FUND - 12.3%
2,176,780	First American Government Obligations Fund Class X, 1.29% (f)				2,176,780
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,176,780)

	TOTAL INVESTMENTS - 100.8% (Cost - $21,218,044)				$17,798,645
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%				(148,354)
	NET ASSETS - 100.00%				$17,650,291

LLC - Limited Liability Company

LP - Limited Partnership

REIT - Real Estate Investment Trust

S/A - Société Anonyme

(a)	Non-income producing security.

(b)	Fixed contingent rate security.

(c)	Illiquid security. Total illiquid securities represents 28.0% of net assets as of June 30, 2022.

(d)	Fair Value estimated using fair value procedures adopted by the Board of Trustees. Total Value of such securities is $204,610 or 1.2% of net assets as of June 30, 2022.

(e)	The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date on a quarterly basis if the closing level of each Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.

(f)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(g)	Restricted securities see Note 10 for more information.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2022

Assets:

Investments in Securities at Value (identified cost $21,218,044)	$17,798,645
Dividends and Interest Receivable	77,646
Prepaid Expenses and Other Assets	23,683
Total Assets	17,899,974

Liabilities:
Distributions Payable	44,219
Accrued Advisory Fees	3,256
Incentive Fees Payable	99,174
Accrued Distribution/Shareholder Servicing Fees	70,184
Payable to Related Parties	11,323
Other Accrued Expenses	21,527
Total Liabilities	249,683

Net Assets	$17,650,291

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$24,054,659
Accumulated Deficit	(6,404,368)
Net Assets	$17,650,291

Class A Shares
Net Assets	$5,661,916
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,110,358
Net Asset Value and Redemption Price Per Share (Net Assets divided by shares outstanding)	$5.10
Offering Price Per Share ($5.10/0.9575)	$5.33

Class C Shares
Net Assets	$1,569,608
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	324,959
Net Asset Value, Offering and Redemption Price Per Share (1) (Net Assets divided by shares outstanding)	$4.83

Class I Shares
Net Assets	$10,418,767
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,022,198
Net Asset Value, Offering and Redemption Price Per Share (Net Assets divided by shares outstanding)	$5.15

(1)	Class C Shares are subject to a 1.00% early withdrawal charge on shares repurchased less than 365 days after purchase date.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2022

Investment Income:
Dividend Income	$553,999
Interest Income	692,735
Total Investment Income	1,246,734

Expenses:
Investment Advisory Fees	207,376
Incentive Fees	99,174
Shareholder Servicing Fees
Class A	16,159
Class C	5,810
Distribution Fees
Class C	17,431
Legal Fees	74,036
Administration Fees	35,071
Fund Accounting Fees	29,372
Transfer Agent Fees	29,518
Trustees’ Fees	37,535
Chief Compliance Officer Fees	26,317
Registration & Filing Fees	25,295
Printing Expense	36,583
Audit Fees	23,938
Pricing Expense	4,453
Third Party Administrative Services Fees	9,939
Custody Fees	5,519
Insurance Expense	869
Miscellaneous Expenses	621
Total Expenses	685,016
Less: Fees Waived/Reimbursed by Advisor	(152,461)
Net Expenses	532,555

Net Investment Income	714,179

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,541,261
Distributions of Capital Gains From Underlying Investment Companies	8,335

Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,812,428)

Net Realized and Unrealized Loss on Investments	(4,262,832)

Net Decrease in Net Assets Resulting From Operations	$(3,548,653)

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

Operations:
Net Investment Income	$714,179	$276,895
Net Realized Gain (Loss) on Investments	2,541,261	(416,582)
Distributions of Capital Gains From Underlying Investment Companies	8,335	9,321
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,812,428)	5,426,324
Net Increase (Decrease) in Net Assets Resulting From Operations	(3,548,653)	5,295,958

Distributions to Shareholders From:
Distributions Paid From Earnings
Class A	(262,684)	(28,588)
Class C	(100,109)	(11,280)
Class I	(272,573)	(23,487)
Return of Capital
Class A	(165,004)	(418,444)
Class C	(54,188)	(172,456)
Class I	(294,999)	(332,678)
Total Distributions to Shareholders	(1,149,557)	(986,933)

From Shares of Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	1,327,606	2,044
Distributions Reinvested	154,501	170,841
Cost of Shares Redeemed	(1,384,436)	(1,651,430)
Total Class A	97,671	(1,478,545)

Class C
Distributions Reinvested	46,320	79,768
Cost of Shares Redeemed	(956,187)	(463,476)
Total Class C	(909,867)	(383,708)

Class I
Proceeds from Shares Issued	8,511,825	469,484
Distributions Reinvested	366,743	182,927
Cost of Shares Redeemed	(1,443,064)	(1,168,035)
Total Class I	7,435,504	(515,624)

Total From Shares of Beneficial Interest Transactions	6,623,308	(2,377,877)

Total Increase in Net Assets	1,925,098	1,931,148

Net Assets:
Beginning of Year	15,725,193	13,794,045
End of Year	$17,650,291	$15,725,193

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

SHARE ACTIVITY:
Class A
Shares Issued	226,120	366
Shares Reinvested	24,986	30,984
Shares Redeemed	(216,210)	(305,912)
Net Increase (Decrease) in Shares of Beneficial Interest	34,896	(274,562)

Class C
Shares Reinvested	7,801	15,451
Shares Redeemed	(154,530)	(88,191)
Net Decrease in Shares of Beneficial Interest	(146,729)	(72,740)

Class I
Shares Issued	1,277,611	80,124
Shares Reinvested	62,217	33,043
Shares Redeemed	(222,570)	(214,328)
Net Increase (Decrease) in Shares of Beneficial Interest	1,117,258	(101,161)

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF CASH FLOWS
For the Year Ended June 30, 2022

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(3,548,653)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(17,755,542)
Sales of investments	12,940,284
Net purchases of short term securities	(2,080,398)
Net realized loss from investments, exclusive of capital gain and return of capital distributions from underlying investments	(2,010,988)
Return of Capital distributions received from underlying investments
Net change in unrealized appreciation (depreciation) on investments	6,812,428

Changes in assets and liabilities (Increase)/Decrease in assets:
Receivable from Adviser	66,058
Dividends and Interest Receivable	(5,489)
Prepaid Expenses and Other Assets	(5,614)
Increase/(Decrease) in liabilities:
Accrued Advisory Fees	3,256
Incentive Fees	99,174
Payable to Related Parties	3,547
Accrued Shareholder Service Fees	6,791
Distributions Payable	8,211
Other Accrued Expenses	(6,816)
Net cash used in operating activities	(5,473,751)

Cash flows from financing activities:
Proceeds from shares issued	9,839,431
Payments on shares redeemed	(3,783,687)
Cash distributions paid	(581,993)
Net cash provided by financing activities	5,473,751

Net increase (decrease) in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of non-cash activity:
Non-cash financing activities not included herein consists of reinvestment of dividends	$567,564

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year ended June 30,
	2022		2021		2020		2019		2018

Net Asset Value, Beginning of Year	$6.45		$4.78		$7.22		$7.36		$7.95
Increase (decrease) From Operations:
Net investment income (a)	0.23		0.11		0.19		0.23		0.26
Net gain (loss) from investments (both realized and unrealized)	(1.16)		1.94		(2.12)		0.21		(0.28)
Total from operations	(0.93)		2.05		(1.93)		0.44		(0.02)
Less Distributions:
From net investment income	(0.25)		(0.02)		(0.16)		(0.31)		(0.06)
From return of capital	(0.17)		(0.36)		(0.35)		(0.27)		(0.51)
Total Distributions	(0.42)		(0.38)		(0.51)		(0.58)		(0.57)

Net Asset Value, End of Year	$5.10	(e)	$6.45	(e)	$4.78	(e)	$7.22	(e)	$7.36

Total Return (b)	(15.38	)% (e)	44.33	% (e)	(28.16	)% (e)	6.31	% (e)	(0.20)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$5,662		$6,938		$6,453		$10,242		$14,164
Ratio to average net assets (including incentive fee):
Expenses, Gross (c)	3.95%		3.22%		2.59%		2.25%		2.05%
Expenses, Net of Reimbursement (c)	3.01%		1.85%		1.82%		1.75%		1.75%
Net investment income, Net of Reimbursement (c)(d)	3.68%		2.03%		2.98%		3.21%		3.52%
Portfolio turnover rate	86.39%		0.11%		9.23%		12.06%		22.50%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower. Class A total return does not reflect the applicable sales load.

(c)	Does not include expenses of other investment companies in which the Fund invests.

(d)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Ratios to average net assets (excluding incentive fee)

Expenses, Gross	3.38%
Expenses, Net of Reimbursement	2.44%

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year ended June 30,
	2022		2021		2020		2019		2018

Net Asset Value, Beginning of Year	$6.15		$4.59		$6.98		$7.16		$7.78
Increase (decrease) From Operations:
Net investment income (a)	0.16		0.07		0.14		0.18		0.21
Net gain (loss) from investments (both realized and unrealized)	(1.08)		1.86		(2.05)		0.20		(0.29)
Total from operations	(0.92)		1.93		(1.91)		0.38		(0.08)
Less Distributions:
From net investment income	(0.24)		(0.02)		(0.15)		(0.30)		(0.05)
From return of capital	(0.16)		(0.35)		(0.33)		(0.26)		(0.49)
Total Distributions	(0.40)		(0.37)		(0.48)		(0.56)		(0.54)

Net Asset Value, End of Year	$4.83	(e)	$6.15	(e)	$4.59	(e)	$6.98	(e)	$7.16

Total Return (b)	(15.94	)% (e)	43.32	% (e)	(28.68	)% (e)	5.58	% (e)	(0.89)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,570		$2,902		$2,500		$3,708		$3,397
Ratio to average net assets (including incentive fee):
Expenses, Gross (c)	4.69%		3.97%		3.35%		3.00%		2.80%
Expenses, Net of Reimbursement (c)	3.61%		2.50%		2.50%		2.50%		2.50%
Net investment income, Net of Reimbursement (c)(d)	2.57%		1.31%		2.33%		2.62%		2.91%
Portfolio turnover rate	86.39%		0.11%		9.23%		12.06%		22.50%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Does not include expenses of other investment companies in which the Fund invests.

(d)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Ratios to average net assets (excluding incentive fee)

Expenses, Gross	4.11%
Expenses, Net of Reimbursement	3.04%

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class I
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018*

Net Asset Value, Beginning of Period	$6.50		$4.81		$7.25		$7.36		$7.98
Increase (decrease) From Operations:
Net investment income (a)	0.31		0.12		0.20		0.26		0.35
Net gain (loss) from investments (both realized and unrealized)	(1.24)		1.95		(2.13)		0.21		(0.49)
Total from operations	(0.93)		2.07		(1.93)		0.47		(0.14)
Less Distributions:
From net investment income	(0.25)		(0.02)		(0.16)		(0.31)		(0.00	) (h)
From return of capital	(0.17)		(0.36)		(0.35)		(0.27)		(0.48)
Total Distributions	(0.42)		(0.38)		(0.51)		(0.58)		(0.48)

Net Asset Value, End of Period	$5.15	(i)	$6.50	(i)	$4.81	(i)	$7.25	(i)	$7.36

Total Return (b)	(15.22	)% (i)	44.53	% (i)	(28.02	)% (i)	6.68	% (i)	(1.71	)% (c)

Ratios/Supplemental Data
Net assets, end of Period (in 000’s)	$10,419		$5,884		$4,841		$6,893		$6,238
Ratio to average net assets (including incentive fee):
Expenses, Gross (e)	3.73%		2.97%		2.36%		2.00%		1.65	% (d)
Expenses, Net of Reimbursement (e)	2.95%		1.60%		1.57%		1.50%		1.50	% (d)
Net investment income, Net of Reimbursement (e)(f)	4.85%		2.16%		3.26%		3.55%		4.99	% (d)
Portfolio turnover rate	86.39%		0.11%		9.23%		12.06%		22.50	% (g)(c)

*	Class I commenced operations on July 17, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Represents the Fund’s portfolio turnover rate for the entire year.

(h)	Less than $0.01 per share

(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Ratios to average net assets (excluding incentive fee)

Expenses, Gross	3.16%
Expenses, Net of Reimbursement	2.38%

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2022

1.	ORGANIZATION

Alternative Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in structured notes.

The Fund currently offers Class A, Class C and Class I shares. Class A shares commenced operations on September 28, 2010, Class C shares commenced operations on January 21, 2015 and Class I shares commenced operations on July 17, 2017. Class A shares are offered at net asset value plus a maximum sales charge of 4.25%. Class C and I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Valuation of Fund of Funds – The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Valuation of Structured Notes – These instruments are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying reference asset. Underlying reference assets may include a security or other financial instrument though the Fund primarily invests in structured notes that reference the performance of a particular underlying equity security. The Fund may also invest in structured notes that reference the performance of a basket of equity securities, a market index or a commodity. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including the volatility of the underlying reference asset. The performance results of structured notes will not replicate exactly the performance of the underlying reference asset that the notes seek to replicate due to transaction costs and other expenses. Issuers of structured notes can vary and may include corporations, banks, broker-dealers and limited purpose trusts or other vehicles. Structured notes may be exchange traded or traded OTC and privately negotiated. Structured notes are valued at fair value based on daily price reporting from the counterparty issuing the structured note.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Fund’s fair value committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund invests in some securities which are not traded and the fair value committee has established a methodology for fair value of each type of security. Generally, Real Estate Investment Trusts (“REITs”) are publicly registered but not traded. When the REIT is in the public offering period, the Fund values the REIT at cost. The Fund generally purchases REITs at NAV or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should a REIT be unable to raise sufficient capital and execute its business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The private investment funds are monitored for any updated market valuations, independent appraisals or audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Fair Value Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for the Fund’s assets measured at fair value:

Assets*	Total	Level I	Level 2	Level 3
Private Investments (1)	$642,577	$—	$437,967	$204,610
Real Estate Investment Trusts (1)	2,803,599	—	2,803,599	—
Structured Notes	10,675,666	—	10,675,666	—
Short-Term Investment	2,176,780	2,176,780	—	—
Sub-Total	$16,298,622	$2,176,780	$13,917,232	$204,610
Private Investments (1)	735,748
Real Estate Investment Trusts (1)	764,275
Total	$17,798,645

*	Refer to the Schedule of Investments for industry classifications.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

Level 3 reconciliation is noted in the table below.

(1) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the portfolio of investments.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Private
	Investments	Total
Beginning Balance	$496,189	$496,189
Total realized gain	25,645	25,645
Change in Unrealized Appreciation (Depreciation)	13,225	13,225
Cost of Purchases	—	—
Proceeds from Sales and Return of Capital	(330,449)	(330,449)
Net transfers in (out) of level 3	—	—
Ending Balance	$204,610	$204,610

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are set forth below:

Investment Type	Fair Value	Observable Inputs	Unobservable Input
Private Investments	$204,610	Partners’ Capital	Adjusted by management to reflect current market conditions for underlying land

The Fund had no unfunded commitments as of the year ended June 30, 2022.

Structured Note Risk – The Fund will primarily invest in structured notes. The structured notes may include investments in structured products, securitizations, and other asset-backed securities. Among other risks, the notes (i) are subject to the risks associated with the underlying assets; (ii) will often be leveraged, which will generally magnify the opportunities for gain and risk of loss; (iii) are highly complex, which may cause disputes as to their terms and impact the valuation and liquidity of such positions; and (iv) often contain significant obstacles to asserting “putback” or similar claims against the notes.

Liquidity Risk – There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s structured notes and other investments are also subject to liquidity risk. Liquidity risk exists when investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions from Real Estate Investment Trusts – Distribution from Real Estate Investment Trusts are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

Interest Income on Structured Notes – Interest from Structured notes is not accrued daily but is considered as part of the daily valuation and recorded as interest income when earned at the respective coupon payment date.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2019 through June 30, 2021, or expected to be taken in the Fund’s June 30, 2022 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2022, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

All or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – SCG Asset Management, LLC (“SCG”) serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a fee consisting of two components — a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The base management fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund’s average daily net assets.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a “hurdle rate,” expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

Prior to December 17, 2021, Ladenburg Thalmann Asset Management Inc. (“LTAM”) served as the Fund’s investment advisor. Under the terms of previous Advisory Agreement between the Trust, on behalf of the Fund, and LTAM, LTAM received monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation), to the extent that they exceed 3.00%, 3.65% and 2.75% (prior to December 17, 2021, the amount was 1.85%, 2.50% and 1.60% for Class A, Class C and Class I, respectively) per annum of the Fund’s average daily net assets attributable to Class A, Class C shares and Class I shares, respectively (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from when they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation (at the time of waiver/reimbursement or recapture) to be exceeded. During the year ended June 30, 2022 the Advisers waived fees of $152,461, of which $58,373 is subject to recapture by SCG.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets of each of Class A and Class C shares for such services. For the year ended June 30, 2022, the Fund incurred shareholder servicing fees of $16,159 and $5,810 for Class A and Class C shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. For the year ended June 30, 2022, the Fund incurred distributions fees of $17,431 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Advisor. For the year ended June 30, 2022, the Distributor received $0 in underwriting commissions for sales of the Fund’s shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Additionally, Ladenburg Thalmann & Co., Inc., executed portfolio trades on behalf of the Fund for which it received $2,609 in trade commissions during the year ended June 30, 2022.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2022, amounted to $14,005,542 and $11,940,284, respectively.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2022, National Financial Services held 43.7%, and Gregory H Sachs held 38.2%, of the Fund and each may be deemed to control the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at June 30, 2022, was as follows:

Cost for Federal Tax purposes	$20,819,822
Unrealized Appreciation	$3,846,001
Unrealized Depreciation	(6,867,178)
Tax Net Unrealized Depreciation	$(3,021,177)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following fiscal years were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2022	June 30, 2021
Ordinary Income	$635,366	$63,355
Long-Term Capital Gain	—	—
Return of Capital	514,191	923,578
	$1,149,557	$986,933

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$—	$—	$—	$(3,338,972)	$(44,219)	$(3,021,177)	$(6,404,368)

The difference between book basis and tax basis distributable earnings and unrealized depreciation is primarily attributable to the tax adjustments for partnerships and accrued dividends payable.

At June 30, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$1,384,337	$1,954,635	$3,338,972	$2,386,142

Permanent book and tax differences, primarily attributable to tax return true up adjustments for return of capital, resulted in reclassification for the fiscal year ended June 30, 2022, as follows:

Paid
In	Accumulated
Capital	Deficit
$50,892	$(50,892)

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

8.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended June 30, 2022, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The Fund may under officer approval increase the repurchase percentage above 5%. The results of those repurchase offers were as follows:

Class A	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 23, 2021	September 21, 2021	December 22, 2021	March 23, 2022
Repurchase Request Deadline	July 22, 2021	October 22, 2021	January 24, 2022	April 22, 2022
Repurchase Pricing Date	July 22, 2021	October 22, 2021	January 24, 2022	April 22, 2022
Net Asset Value as of Repurchase Offer Date	$6.52	$6.69	$6.58	$6.14
Amount Repurchased	$340,881	$292,955	$193,432	$556,958
Percentage of Outstanding Shares Repurchased	4.86%	4.25%	2.96%	8.59%

Class C	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 23, 2021	September 21, 2021	December 22, 2021	March 23, 2022
Repurchase Request Deadline	July 22, 2021	October 22, 2021	January 24, 2022	April 22, 2022
Repurchase Pricing Date	July 22, 2021	October 22, 2021	January 24, 2022	April 22, 2022
Net Asset Value as of Repurchase Offer Date	$6.22	$6.36	$6.25	$5.83
Amount Repurchased	$288,199	$315,083	$162,954	$189,936
Percentage of Outstanding Shares Repurchased	9.82%	11.57%	6.85%	9.15%

Class I	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 23, 2021	September 21, 2021	December 22, 2021	March 23, 2022
Repurchase Request Deadline	July 22, 2021	October 22, 2021	January 24, 2022	April 22, 2022
Repurchase Pricing Date	July 22, 2021	October 22, 2021	January 24, 2022	April 22, 2022
Net Asset Value as of Repurchase Offer Date	$6.58	$6.74	$6.64	$6.20
Amount Repurchased	$157,840	$162,572	$618,575	$504,077
Percentage of Outstanding Shares Repurchased	2.65%	2.71%	5.82%	3.92%

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

9.	INVESTMENT IN STRUCTURED NOTES

The Fund may invest in certain structured products, including interest rate or index-linked notes. The risk of an investment in a structured product depends primarily on the type of collateral securities and the class of the structured product in which the Fund invests. In addition to the standard interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in structured products that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

At June 30, 2022, the aggregate value of such securities amounted to $10,675,666 and the value amounts to 60.2% of the net assets of the Fund.

10.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2022, the Fund was invested in the following restricted securities:

	Initial
Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Walton Sherwood Acres, L.P.	04/29/2011	10,752	$99,994	$52,792	0.30%
Walton US Land Fund 1, L.P.	11/08/2011	10,752	$99,994	$151,818	0.86%
Walton US Land Fund 2, L.P.	08/22/2012	19,855	$151,764	$171,746	0.97%
Walton US Land Fund 3, L.P.	11/16/2012	37,655	$350,192	$266,221	1.50%

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following: The Fund completed a quarterly repurchase offer on July 22, 2022 which resulted in 2.98%, 4.29% and 0.21% of Class A shares, Class C and Class I shares being repurchased for $190,083, $72,148, and $22,932 respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Alternative Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Alternative Strategies Fund (the “Fund”), including the portfolio of investments, as of June 30, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended for Class A and Class C and for each of the years in the four-year period then ended and for the period July 17, 2017 (commencement of operations) through June 30, 2018, for Class I, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and period presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Alternative Strategies Fund since 2010.

Philadelphia, Pennsylvania

August 29, 2022

Alternative Strategies Fund
TRUSTEES AND OFFICERS (Unaudited)
June 30, 2022

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Anthony J. Hertl Born in 1950	Trustee Since June 2010; Chairman of the Board Since 2013.	Consultant to small and emerging businesses (since 2000).	1	Satuit Capital Management Trust (since 2007); Northern Lights Fund Trust (since 2005); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since June 2010.	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	1	AdvisorOne Funds (since 2003); Northern Lights Fund Trust (since 2005); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
Mark H. Taylor Born in 1964	Trustee Since June 2010.	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida,Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (since 2007); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2012	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust (since 2001); Northern Lights Fund Trust III (since February 2012)

Alternative Strategies Fund
TRUSTEES AND OFFICERS (Unaudited)(Continued)
June 30, 2022

Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Gregory Sachs Born in 1965	President Since June 2022.	Chairman and Chief Executive Officer of Sachs Capital Group LP and SCG Asset Management LLC (since 2020)	N/A	N/A
James Colantino Born in 1969	Treasurer Since 2017	Senior Vice President - Fund Administration, Ultimus Fund Solutions, LLC (2012-Present)	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2013.	Associate Director of Legal Administration, Ultimus Fund Solutions, LLC (since 2022) Manager of Legal Administration, Gemini Fund Services, LLC (2018-2022); and Senior Paralegal, Gemini Fund Services, LLC (from 2013 -2018);	N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2016	Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC, (2010 – 2019), Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2020).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Alternative Strategies Fund.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-803-6583

PRIVACY NOTICE

Rev. Feb 2014

FACTS	WHAT DOES ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■ Social Security number	■ Purchase History

	■ Assets	■ Account Balances

	■ Retirement Assets	■ Account Transactions

	■ Transaction History	■ Wire Transfer Instructions

■ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –
information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-803-6583

Rev. Feb 2014

Who we are
Who is providing this notice?	Alternative Strategies Fund
What we do
How does Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Alternative Strategies Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Alternative Strategies Fund doesn’t jointly market.

Investment Adviser

SCG Asset Management, LLC

2132 Deep Water Lane, Suite 232

Naperville, IL 60565

Administrator

Ultimus Fund Solutions, LLC

225 Pictoria Drive Suite 450

Cincinnati, OH 45246

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-877-803-6583.

AltStrat-A22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $21,750

2021 - $19,750

(b)	Audit-Related Fees

2022 - $0

2021 - $0

(c)	Tax Fees

2022 - $3,500

2021 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - $0

2021 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022     2021

Audit-Related Fees:       0.00%  0.00%

Tax Fees:                      0.00%  0.00%

All Other Fees:              0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $3,500

2021 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SCG Asset Management, LLC. (hereinafter, “SCG”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, SCG recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that SCG would be in a position to cast a vote or called upon to vote a proxy.

In the event that SCG does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, SCG will process and vote all shareholder proxies and other actions in a timely manner insofar as SCG can determine based on the facts available to SCG at the time of its action, in the best interests of the affected SCG advisory client(s). Although SCG expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to SCG, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, SCG may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to SCG’s best judgment under the facts and circumstances presented. Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

SCG may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by SCG.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

SCG Asset Management LLC (“SCG”) serves as the Fund’s investment adviser. As Chairman, CEO, and CIO (“Portfolio Manager”) of SCG, Gregory H. Sachs has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since December 2021.   Mr. Sachs is also the chairman and CEO of Sachs Capital Group, a private opportunistic investment firm focused on alternative investment opportunities in high-growth sectors.

As of June 30, 2022, the Portfolio Manager, was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts Subject to a Performance Based Fee	Total Assets Subject to a Performance Based Fee
Other Accounts	8	$195,318,609	0	$0

As SCG manages assets for other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, SCG may, directly or indirectly, receive fees from Client Accounts that are higher than the fees it receives from the Fund. In those instances, the Portfolio Manager may have an incentive to not favor the Fund over the Client Accounts. SCG has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The Portfolio Manager is not directly compensated (i.e. salary, bonus, deferred compensation, retirement, etc.) for his services related to SCG, either by the Fund or SCG Asset Management. The Portfolio Manager is the 100% indirect owner of SCG.

As of June 30, 2022, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Mr. Gregory H. Sachs	>$1,000,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alternative Strategies Fund

By (Signature and Title)

/s/ Gregory Sachs

Gregory Sachs, Principal Executive Officer/President

Date 9/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Executive Officer/President

Date 9/7/2022